Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Millions	Dec. 31, 2019	Dec. 31, 2018
Debt Securities, Available-for-sale, Amortized Cost	$ 13,020	$ 14,035
Common Stock, Shares Authorized	1,000	1,000
Common Stock, Shares, Issued	1,000	1,000
Common Stock, Shares, Outstanding	1,000	1,000
Common Stock, Par or Stated Value Per Share	$ 5,690	$ 5,690
Commercial Loan [Member]
Allowance for Loan and Lease Losses, Real Estate	$ 0	$ 5